UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2012

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 23, 2012, MetLife, Inc. issued a press release regarding its resolution of multi-state examinations related to unclaimed property and the company’s use of the Social Security Death Master File. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

99.1	Press release of MetLife, Inc. dated April 23, 2012 regarding its resolution of multi-state examinations related to unclaimed property and the company’s use of the Social Security Death Master File. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Christine M. DeBiase
Name:	Christine M. DeBiase
Title:	Vice President and Secretary

Date: April 25, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release of MetLife, Inc. dated April 23, 2012 regarding its resolution of multi-state examinations related to unclaimed property and the company’s use of the Social Security Death Master File. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.